Exhibit 99.3 (1 of 2)
KeyCorp
Consolidated Balance Sheets
(dollars in millions)

	12-31-08	9-30-08	12-31-07

Assets
Loans	$76,504	$76,705	$70,823
Loans held for sale	1,027	1,475	4,736
Securities available for sale	8,437	8,391	7,860
Held-to-maturity securities	25	28	28
Trading account assets	1,280	1,449	1,056
Short-term investments	5,221	653	516
Other investments	1,526	1,556	1,538

Total earning assets	94,020	90,257	86,557
Allowance for loan losses	(1,803)	(1,554)	(1,200)
Cash and due from banks	1,257	1,937	1,814
Premises and equipment	840	801	681
Operating lease assets	990	1,030	1,128
Goodwill	1,138	1,595	1,252
Other intangible assets	128	135	123
Corporate-owned life insurance	2,970	2,940	2,872
Derivative assets	1,896	951	879
Accrued income and other assets	3,095	3,198	4,122

Total assets	$104,531	$101,290	$98,228

Liabilities
Deposits in domestic offices:
NOW and money market deposit accounts	$24,191	$25,789	$27,635
Savings deposits	1,712	1,731	1,513
Certificates of deposit ($100,000 or more)	11,991	10,316	6,982
Other time deposits	14,763	13,929	11,615

Total interest-bearing deposits	52,657	51,765	47,745
Noninterest-bearing deposits	11,485	11,122	11,028
Deposits in foreign office — interest-bearing	1,118	1,791	4,326

Total deposits	65,260	64,678	63,099
Federal funds purchased and securities sold under repurchase agreements	1,557	1,799	3,927
Bank notes and other short-term borrowings	8,477	5,352	5,861
Derivative liabilities	1,038	589	252
Accrued expense and other liabilities	2,724	4,624	5,386
Long-term debt	14,995	15,597	11,957

Total liabilities	94,051	92,639	90,482

Shareholders’ equity
Preferred stock, Series A	658	658	—
Preferred stock, Series B	2,414	—	—
Common shares	584	584	492
Common stock warrants	87	—	—
Capital surplus	2,553	2,552	1,623
Retained earnings	6,727	7,320	8,522
Treasury stock, at cost	(2,608)	(2,616)	(3,021)
Accumulated other comprehensive income	65	153	130

Total shareholders’ equity	10,480	8,651	7,746

Total liabilities and shareholders’ equity	$104,531	$101,290	$98,228

Common shares outstanding (000)	495,002	494,765	388,793

Exhibit 99.3 (2 of 2)
KeyCorp
Consolidated Statements of Income
(dollars in millions, except per share amounts)

	Three months ended			Twelve months ended
	12-31-08	9-30-08	12-31-07	12-31-08	12-31-07

Interest income
Loans	$996	$1,066	$1,205	$3,902	$4,751
Loans held for sale	18	21	89	146	337
Securities available for sale	110	110	115	440	427
Held-to-maturity securities	1	1	1	3	2
Trading account assets	17	16	12	56	38
Short-term investments	8	6	13	31	37
Other investments	13	12	12	51	52

Total interest income	1,163	1,232	1,447	4,629	5,644

Interest expense
Deposits	346	347	483	1,468	1,845
Federal funds purchased and securities sold under repurchase agreements	4	10	45	57	208
Bank notes and other short-term borrowings	31	34	45	131	104
Long-term debt	143	142	164	564	718

Total interest expense	524	533	737	2,220	2,875

Net interest income	639	699	710	2,409	2,769
Provision for loan losses	594	407	363	1,835	529

Net interest income after provision for loan losses	45	292	347	574	2,240

Noninterest income
Trust and investment services income	138	133	131	538	490
Service charges on deposit accounts	90	94	90	365	337
Operating lease income	64	69	72	270	272
Letter of credit and loan fees	42	53	58	183	192
Corporate-owned life insurance income	33	28	37	117	121
Electronic banking fees	25	27	25	103	99
Insurance income	15	15	10	65	55
Investment banking and capital markets income (loss)	6	(31)	12	63	117
Net securities (losses) gains	(5)	1	6	(2)	(35)
Net (losses) gains from principal investing	(33)	(24)	6	(62)	134
Net gains (losses) from loan securitizations and sales	3	(30)	(6)	(95)	(17)
Gain from redemption of Visa Inc. shares	—	—	—	165	—
Gain from sale of McDonald Investments branch network	—	—	—	—	171
Other income	21	53	47	160	293

Total noninterest income	399	388	488	1,870	2,229

Noninterest expense
Personnel	411	381	399	1,605	1,621
Net occupancy	68	65	64	261	246
Operating lease expense	55	56	59	224	224
Computer processing	51	46	52	187	201
Professional fees	51	35	38	142	117
Equipment	22	23	25	92	96
Marketing	25	27	16	87	76
Goodwill impairment	465	4	5	469	5
Other expense	155	125	238	511	662

Total noninterest expense	1,303	762	896	3,578	3,248

(Loss) income from continuing operations before income taxes	(859)	(82)	(61)	(1,134)	1,221
Income taxes	(335)	(46)	(83)	334	280

(Loss) income from continuing operations	(524)	(36)	22	(1,468)	941
Income (loss) from discontinued operations, net of taxes	—	—	3	—	(22)

Net (loss) income	$(524)	$(36)	$25	$(1,468)	$919

Net (loss) income applicable to common shares	$(554)	$(48)	$25	$(1,510)	$919

Per common share:
(Loss) income from continuing operations	$(1.13)	$(.10)	$.06	$(3.36)	$2.40
Net (loss) income	(1.13)	(.10)	.06	(3.36)	2.35

Per common share — assuming dilution:
(Loss) income from continuing operations	$(1.13)	$(.10)	$.06	$(3.36)	$2.38
Net (loss) income	(1.13)	(.10)	.06	(3.36)	2.32

Cash dividends declared per common share	$.0625	$.1875	$.74	$.625	$1.835

Weighted-average common shares outstanding (000)	492,311	491,179	388,940	450,039	392,013
Weighted-average common shares and potential common shares outstanding (000)	492,311	491,179	389,911	450,039	395,823